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                                                                     Exhibit 6.3

[LOGO] Gouvernement du Quebec
       Ministere de l'Energie et des Ressources (Mines)
       Service des permis et baux                      TRANSFER OF MINING RIGHTS

The undersigned, in consideration of the sum of: $ 1.00

transfer to
                  Diamond Discoveries Informational Inc.
                  119 West 23rd Street, #507
                  New York, N.Y.    10011
                  U.S.A.
of (address)

                                                               Postal
                                                               Code

                          his (her) interests in the following described titles.

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                                 Mining titles
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      P.E.M. 0001483     P.E.M. 0001517         P.E.M. 0001473
      P.E.M. 0001482     P.E.M. 0001472         P.E.M. 0001499




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situated in the township or the parish of:

Dated at Val d'Or, Quebec this 20th day of June, 2000

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Signature
of transferrer   /s/ Peter Ferderber
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Signature                                 Address
of witness       /s/                      of witness Val d'Or, Que
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Signature
of transferee    /s/ Teodosio V. Pangia
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COMPANY: The signature of a responsible officer and his title are required.

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                                Office use only
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Documents annotes et retournes:



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                        Honoraires
                        d'enregistrements       $
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                            Signature de la personne autorisee
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